EXHIBIT C RELEASE The undersigned individual ("Releasor"), on his own behalf and on behalf of his heirs, beneficiaries and assigns, hereby releases and forever discharges Cancer Genetics, Inc. and its subsidiaries and all of their respective officers and directors, successors and assigns (collectively, "Released"), both individually and in their official capacities, from any and all liability, claims, demands, actions and causes of action of any type ( collectively, "Claims") which Releasor has had in the past, now has, or might now have, through the date of your execution of this Release, in any way resulting from, arising out of or connected with your employment by Cancer Genetics, Inc. and its subsidiaries ( collectively, "Company") or its te1mination or pursuant to any federal, state or local employment law, regulation or other requirement (including without limitation Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act, as amended ("ADEA''); the Americans with Disabilities Act, as amended); or violated the New Jersey Conscientious Employee Protection Act (CEPA) or the New Jersey Family Leave Act. The Company, on its own behalf and on behalf of the Released, hereby releases and forever discharges the Releasor and his heirs, beneficiaries and representatives and assigns, both individually and in their official capacities, from any and all Claims which it has had in the past, now has, or might now have, through the date of your execution of this Release, in any way resulting from, arising out of or connected with your employment by the Company or its termination. By acceptance of or reliance on this release of Claims by Releasor, the Company promises that neither it nor any of the other Released affiliated with the Company will take any action that is designed, specifically as to you or with respect to a class of similarly situated former employees, to reduce or abrogate, or may reasonably be expected to result in an abridgement or elimination of, any rights of indemnification or contribution available to Releasor, as described above, or under any such policy or policies of directors and officers liability insurance, unless any such abridgement-or elimination ofrights also is generally applicable to all then-current officers and employees of the Company. Excluded from the scope of this Release is (i) any claim by Releasor for payment of wages owed for time worked, as well as any accrued, unused PTO through February 3, 2017, or reimbursement of expenses or under the terms of any of the Company's employee qualified and non-qualified benefit plans (including without limitation the Company's employee pension plan and profit sharing plan); (ii) any claim or right of Releasor under any policy Or policies of directors and officers liability insurance maintained by the Company as in effect from time to time; and (iii) any right of or for indemnification or contribution pursuant to contract and/or the Articles of Incorporation or By-Laws ( or other charter documents) of the Company that Releasor has or hereafter may acquire if any claim is asserted or proceedings are brought against Releasor including, without limitation, ifby any governmental or regulatory agency, or by any customer, creditor, employee or shareholder of the Company, or by any self-regulatory organization, stock exchange or the like, arising out of or related or allegedly related to the undersigned individual being or having been an officer or employee of the Company or to any of his actions, inactions or activities as an officer or employee of the Company. Also excluded from this release are any Claims which cannot be waived by law, including Releasor's right to file a charge with or participate in an investigation or proceeding brought by a government agency, including the 3648051 Sv.2

Equal Employment Opportunity Commission ("EEOC"), the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission or any other federal, state or local govermnental agency or commission ("Government Agencies"), right to receive vested retirement benefits, or any rights or claims that may arise after the date this Agreement is executed. Releasor is waiving any right to recover money, either individually or in a class or collective action or any other judicial proceeding on your own behalf. However, nothing in this Agreement limits Releasor' s right to receive an award from any Government Agency for information provided to any Government Agency. Releasor acknowledges that he is knowingly and voluntarily waiving and releasing any rights he may have under the ADEA, as amended. Pursuant to the terms of the Employment Agreement by and between Releasor and the Company dated March 17, 2014, and in exchange for the promises made by and in consideration for all the terms entered into by Releasor in this Release, the Company agrees to pay Releasor: (i) amounts equal to six (6) months ofReleasor's current base salary (Paragraph 5.2(b)(iii) of the Employment Agreement), in twelve (12) payments of$11,916.67 (eleven thousand, nine hundred sixteen dollars and sixty seven cents), which will be paid in accordance with the Company's normal payroll schedule, beginning within fourteen (14) days after this Release has been fully executed and the seven (7) day revocation period has passed; and (ii) a lump sum amount of$16,500 (sixteen thousand, five hundred dollars and no cents), the equivalent of three (3) weeks of current base salary (pursuant to the separation program), and a bonus amount equal to twenty-eight thousand eight hundred dollars ($28,800), for the 2016 calendar year, which shall be paid in accordance with the Company's normal payroll schedule and beginning within fourteen (14) days after this Release has been fully executed and the seven (7) day revocation period has passed. Applicable statutory deductions, including state and federal income taxes and Social Security taxes, shall be withheld by the Company from all payments. The Company will issue a Form W-2 to Releasor in connection with these payments. Further, in additional exchange for the promises made by and in consideration for all the terms entered into by Releasor in this Release, the Company agrees that Releasor's three thousand, three hundred and thirty-four (3,334) unvested CGIX restricted stock awards (RSAs) granted on May 22, 2014 shall become fully vested in Releasor on February 3, 2017. Company agrees to mail certificates representing the shares underlying the RSAs to Releasor within thirty (30) days of February 3, 2017. The terms of this Release related to Releasor's RSAs shall supersede and replace Sections 2(a) and 2(b) of the Restricted Stock Agreement by and between the Releasor and the Company with an effective date of May 22, 2014. The Company agrees that Releasor's thirty-four thousand and five hundred (34,500) unvested, and fifty-five thousand and five hundred (55,500) vested, CGIX non-qualified stock options (NQSOs) granted on December 11, 2014 shall have an expiration date of March 21, 2018. The terms of this Release related to Releasor's NQSOs shall supersede and replace Sections E and G of the Stock Option Grant Agreement by and between the Releasor and the Company with an effective date of December 11, 2014. Finally, in additional exchange for the promises made by and in consideration for all the terms entered into by Releasor in this Release, the Company agrees to waive its rights with regard to Section 5.2(c)(i) of the Employment Agreement by and between Releasor and the Company dated March 17, 2014. 2 3648051 Sv.2

The undersigned individual further acknowledges that he has been advised by this writing that: (a) his waiver and release in this Release does not apply to any rights or claims that may arise after the execution date of this Release; (b) that he has the right to consult with an attorney prior to executing this Release; ( c) he has up to the entirety of until forty-five (45) days after the date he received this Release executed by the Company in which to consider this Release ( although if the undersigned individual does execute this Release before the end of such forty five (45) days, he will also sign the Consideration Period waiver below); ( d) he has seven (7) days following his execution of this Release to revoke this Agreement by so notifying the Company; and ( e) this Release shall not be effective until the date upon which the this seven (7) day revocation period has expired unexercised (the "Effective Date"), which shall be the eighth day after this Release is executed by the undersigned individual. Upon the lapse of said seven (7) day period without revocation, this Release will have effect retroactively to the date it was signed by the Company. This Release is part of a separation program for which those employees identified on Exhibit 1 attached hereto are eligible. Exhibit 1 includes the job titles and ages of all employees in the decisional unit who are eligible for severance benefits, the job titles and ages of all employees in the decisional unit who are not eligible for severance benefits, as well as other information regarding the separation program. This Release does not constitute an admission by the Company or by the undersigned individual of any wrongful action or violation of any federal, state, or local statute, or common law rights, including those relating to the provisions of any law or statute concerning employment actions, or of any other possible or claimed violation of law or rights. This Release is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein, and it supersedes any other such promises, warranties or representations, other than the Employment Agreement by and between Releasor and the Company dated March 17, 2014, the terms of which shall remain in full force and effect. This Release may not be modified or amended except in a writing signed by both the undersigned individual and a duly authorized officer of the Company. This Release will bind the heirs, personal representatives, successors and assigns of both the undersigned individual and the Company, and inure to the benefit of both the undersigned individual and the Company and their respective heirs, successors and assigns. If any provision of this Release is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this Release and the provision in question will be modified by the court so as to be rendered enforceable. This Agreement will be deemed to have been entered into and will be construed and enforced in accordance with the laws of the state of New Jersey as applied to contracts made and to be performed entirely within New Jersey. 3 364805 1 Sv.2

CONSIDERATION PERIOD WAIVER I, Edward J. Sitar understand that I have the~ h/ o take at least 45 days to consider whether to sign this Release, which I received on J: J ~ ·7,/ . If I elect to sign this Release before 45 days have passed, I understand I funt:3 sign and date below this paragraph to confirm that I knowingly and voluntarily agree to waive the 45-day consideration period. Edward J. Sitar 4 3648051 Sv.2